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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                   __________________________________________


                        DATE OF REPORT:  APRIL 10, 1996

                   __________________________________________

                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  ___________________________________________


   Maryland                    0-2525                          31-0724920
- ---------------         ---------------------            ----------------------
(STATE OR OTHER         (COMMISSION FILE NO.)                (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                 __________________________________________


                               Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                 __________________________________________
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ITEM  5.  OTHER EVENTS.

         On April 10, 1996, Huntington Bancshares Incorporated issued a news release announcing its earnings for the first quarter ended March 31, 1996. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated April 10, 1996.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HUNTINGTON BANCSHARES INCORPORATED




Date:    April 17, 1996           By:       /s/ John D. Van Fleet
                                       -------------------------------------
                                            John D. Van Fleet
                                            Senior Vice President and
                                            Corporate Controller